UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2007

INTERSTATE BAKERIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard
Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

On December 19, 2007, Interstate Bakeries Corporation (the “Company”) entered into the Third Amendment (the “Third Amendment”) to the Amended and Restated Revolving Credit Agreement (the “DIP Agreement”), dated as of February 16, 2007, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of October 1, 2007 and by that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of November 29, 2007, among the Company, each of the direct and indirect subsidiaries of the Company (collectively, the “Borrowers”), JPMorgan Chase Bank, N.A. (“JPMCB”) and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the “Lenders”) and JPMCB, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders.

The Third Amendment amended the DIP Agreement in order to, among other things, (i) extend the maturity date of the DIP Agreement to June 2, 2008; (ii) change the real property component of the borrowing base formula; and (iii) extend certain covenants set forth in the DIP Agreement.

The foregoing description of the Third Amendment is not intended to be complete and is qualified in its entirety by reference to the Third Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1
Third Amendment, dated as of December 19, 2007, to the Amended and Restated Revolving Credit Agreement, dated as of February 16, 2007, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of October 1, 2007 and by that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of November 29, 2007, among Interstate Bakeries Corporation, a Delaware corporation (“Parent Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) (“JPMCB”), and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Amended and Restated Revolving Credit Agreement (together with JPMCB, the “Lenders”), and JPMCB as administrative agent and collateral agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007	INTERSTATE BAKERIES
CORPORATION

	By:	/s/ J. Randall Vance
J. Randall Vance
Senior Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Third Amendment, dated as of December 19, 2007, to the Amended and Restated Revolving Credit Agreement, dated as of February 16, 2007, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of October 1, 2007 and by that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of November 29, 2007, among Interstate Bakeries Corporation, a Delaware corporation (“Parent Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) (“JPMCB”), and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Amended and Restated Revolving Credit Agreement (together with JPMCB, the “Lenders”), and JPMCB as administrative agent and collateral agent for the Lenders.